SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2013

THE GORMAN-RUPP COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-6747	34-0253990
(Commission File Number)	(I.R.S. Employee Identification No.)

600 South Airport Road, Mansfield, Ohio	44903
(Address of Principal Executive Offices)	(Zip Code)

(419) 755-1011

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

In accordance with Rule 104 of Regulation BTR, The Gorman-Rupp Company sent a Notice specifying the relevant information in connection with a blackout period affecting the Company’s 401(k) Plan. The Notice, dated and mailed May 24, 2013 to the participants in the Company’s 401(k) Plan, including the Executive Officers, is included as Exhibit 99 and is being filed with this Current Report on Form 8-K.

Additionally, the Company provided a copy of the Notice to the Directors and Executive Officers on May 31, 2013 in conjunction with a written advice regarding insider trades of the Company’s Common Shares (one of the investment options of the 401(k) Plan) during the blackout period. The written advice is included as Exhibit 99.1 and is being filed with this Current Report on Form 8-K.

On June 3, 2013, the Company informed the Commission of the blackout period (which will begin on June 24, 2013) by the filing of this Current Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit

(99)	Notice dated May 24, 2013

(99.1)	Written advice regarding insider trades of the Company’s Common Shares dated May 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By:	/s/ David P. Emmens
David P. Emmens
Corporate Counsel and Secretary

June 3, 2013

EXHIBIT INDEX

Exhibit		Page

(99)	Notice dated May 24, 2013	4

(99.1)	Written advice regarding insider trades of the Company’s Common Shares dated May 31, 2013	5

3